UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

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|_|  Preliminary Proxy Statement
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     14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                              ENGLOBAL CORPORATION
               --------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


         --------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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|X|  No fee required

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     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number,
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

                              ENGlobal Corporation

                                 April 29, 2005

Dear Stockholder:

     I am pleased to invite you to the Annual Meeting of Stockholders of ENGlobal Corporation. The meeting will be held on Thursday, June 16, 2005 at 10:00 a.m., local time, at The Greenspoint Club, 16925 Northchase Drive, 5th Floor, Houston, Texas 77060.

     At the meeting, you and the other stockholders will be asked to vote on the following:

     1.   the election of five directors to the Board of Directors of ENGlobal;

     2. the approval of an amendment to the Company's 1998 Incentive Plan to increase the number of shares reserved for issuance thereunder from 2,200,000 to 2,650,000; and

     3. any other business which properly comes before the meeting or at any adjournment or postponement thereof.

     You will also hear an overview of ENGlobal's current and prior year operations from senior management to be followed by a question and answer session open to all stockholders. Our Annual Report, which is enclosed with the accompanying Notice of Annual Meeting and Proxy Statement, contains other detailed information about ENGlobal, including its audited financial statements for the year ended December 31, 2004.

     Stockholders are urged to carefully read the accompanying Notice of Annual Meeting and Proxy Statement in its entirety before voting on the proposals. This Proxy Statement and the enclosed proxy card are being mailed to stockholders on or about April 29, 2005.

     We hope you can join us on June 16, 2005. Regardless of whether or not you expect to attend the meeting in person, please read the Proxy Statement and vote as soon as possible. You may vote over the Internet, by telephone or by mailing a completed proxy card as an alternative to voting in person at the meeting. It is important that your shares be represented, and your promptness will assist us in making necessary preparations for the meeting.


                                                 Sincerely,

                                                 /s/ Michael L. Burrow

                                                 Michael L. Burrow
                                                 Chairman of the Board

                              ENGlobal Corporation

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


Time and Date       10:00 a.m., local time, on Thursday, June 16, 2005

Place               The Greenspoint Club
                    16925 Northchase Drive, 5th Floor
                    Houston, Texas 77060

Items of Business   (1)  To elect five directors to the Board of Directors of
                         ENGlobal (the Board of Directors recommends a vote FOR the nominees named in the attached proxy statement proposal);

                    (2) To approve an amendment to the Company's 1998 Incentive Plan to increase the number of shares reserved for issuance thereunder from 2,200,000 to 2,650,000 (the Board of Directors recommends a vote FOR this proposal); and

                    (3) To consider such other business as may properly come before the meeting

                    Except with respect to the procedural matters incident to the conduct of the Annual Meeting, we are not aware of any other business to be brought before the Annual Meeting.

Adjournments and
Postponements       Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual
                    Meeting may be properly adjourned or postponed.

Record Date         You are entitled to notice of, and to vote at, the Annual
                    Meeting only if you were an ENGlobal stockholder as of the close of business on April 18, 2005.

Meeting Admission   You are entitled to attend the Annual Meeting only if you
                    were an ENGlobal stockholder as of the close of business on April 18, 2005 or hold a valid proxy for the Annual Meeting.
                    You should be prepared to present photo identification for admittance. If you are not a stockholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to April 18, 2005, a copy of the voting instruction card provided by your bank or brokerage firm, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the Annual
                    Meeting.

                    The Annual Meeting will begin promptly at 10:00 a.m., local time. Check-in will begin at 9:00 a.m., local time, and you should allow ample time for the check-in procedures.

Voting Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the accompanying Proxy Statement and vote as soon as possible. This will ensure the presence of a quorum at the Annual Meeting and that your shares are voted in accordance with your wishes. You may vote via the Internet, by telephone or by mailing a completed proxy card as an alternative to voting in person at the meeting. For detailed information regarding voting, please refer to the section entitled "Questions and Answers - How Can I Vote?" on page 3 of this Proxy Statement and the instructions on the proxy or voting instruction card.

                                          By Order of the Board of Directors,

                                          /s/ Natalie S. Hairston

                                          Natalie S. Hairston
                                          Chief Governance Officer and Corporate
                                          Secretary


 This notice of Annual Meeting and Proxy Statement and form of proxy are first being distributed to stockholders on or about April 29, 2005.

                              ENGlobal Corporation

                       2005 ANNUAL MEETING OF STOCKHOLDERS
                                 PROXY STATEMENT

                                TABLE OF CONTENTS
                                -----------------
                                                                            Page
                                                                            ----
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS.......................................i
QUESTIONS AND ANSWERS..........................................................3
PROPOSAL ONE:  ELECTION OF DIRECTORS...........................................7
         Nominees..............................................................7
         Recommendation of the Board...........................................9
         Executive Officers....................................................9
         Remuneration of Directors.............................................9
MEETINGS OF THE BOARD AND ITS COMMITTEES......................................10
         Board Meetings.......................................................10
         Audit Committee......................................................10
         Compensation Committee...............................................11
         Nominating and Corporate Governance Committee........................11
CORPORATE GOVERNANCE..........................................................11
         Corporate Code of Conduct............................................12
         Director Independence................................................12
         Executive Sessions; Lead Director....................................12
         Consideration of Director Nominees...................................12
         Communications with the Board........................................13
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS.......................14
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION.......................15
         Compensation Philosophy..............................................15
         Compensation Structure...............................................16
         Incentive Compensation...............................................16
         Stock Option Plan....................................................17
         Compensation of the Chief Executive Officer..........................17
         Executive Compensation Deductibility.................................17
         Compensation Committee Interlocks and Insider Participation..........17
EXECUTIVE COMPENSATION........................................................18
         Summary Compensation Table...........................................18
         Option/SAR Grants in Last Fiscal Year................................18
         Aggregate Option Exercises and Year-End Option Value Table...........19
         Key Man Insurance....................................................19
         Employment Agreements................................................19
         1998 Incentive Plan..................................................20
         401(k) Plans.........................................................20
         Incentive Bonus Plan.................................................21
         Key Manager and Executive Level Incentive Plans......................21
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS................................21
BENEFICIAL OWNERSHIP OF CERTAIN STOCKHOLDERS, DIRECTORS, NOMINEES, AND
   EXECUTIVE OFFICERS.........................................................22
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.......................23
STOCK PERFORMANCE GRAPH.......................................................24
PRINCIPAL AUDITOR FEES AND SERVICES...........................................24
PROPOSAL TWO: APPROVAL TO AMEND THE COMPANY'S 1998 INCENTIVE PLAN.............26
OTHER MATTERS.................................................................31
STOCKHOLDER PROPOSALS FOR 2006................................................32
ADDITIONAL INFORMATION........................................................32
APPROVAL OF THE BOARD OF DIRECTORS............................................32
APPENDIX A: AMENDMENT TO THE COMPANY'S 1998 INCENTIVE PLAN...................A-1

                              QUESTIONS AND ANSWERS

Q:   Who is soliciting my proxy?
A: We, the Board of Directors of ENGlobal Corporation ("ENGlobal" or the "Company"), are sending you this Proxy Statement in connection with our solicitation of proxies for use at ENGlobal's 2005 Annual Meeting of Stockholders. Specified directors, officers, and employees of ENGlobal may also solicit proxies on our behalf by mail, phone, fax or in person.

Q:   Who is paying for this solicitation?
A: ENGlobal will pay for the solicitation of proxies, including the cost of preparing, assembling, and mailing this Proxy Statement, the proxy card, the Annual Report and all other materials which may be sent to stockholders in connection with this solicitation.

Q:   On what am I voting?
A:   The items of business scheduled to be voted at the Annual Meeting are:

     o The election of Michael L. Burrow, P.E., William A. Coskey, P.E., Randall B. Hale, David W. Gent, P.E., and David C. Roussel to the Board; and
     o The approval of an amendment to the Company's 1998 Incentive Plan to increase the number of shares reserved for issuance thereunder from 2,200,000 to 2,650,000.
     o The stockholders will also consider other business that properly comes before the Annual Meeting. Except with respect to the procedural matters incident to the conduct of the meeting, we are not aware of any other business to be brought before the Annual Meeting.

Q:   Who can vote?
A: Each share of ENGlobal Common Stock issued and outstanding as of the close of business on April 18, 2005, the record date, is entitled to be voted on all items being voted upon at the Annual Meeting. You may vote all shares owned by you as of that time, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a bank or brokerage firm. On the record date we had 23,500,842 shares of Common Stock issued and outstanding. If you beneficially owned any Common Stock on the record date, you have one vote per share of Common Stock.

Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A: Stockholder of Record - If your shares are registered directly in your name with ENGlobal's transfer agent, Computershare Investor Services, LLC, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by ENGlobal. As the stockholder of record, you have the right to grant your voting proxy directly to ENGlobal or to vote in person at the meeting. You may vote via the Internet, by telephone or by competing and mailing the enclosed proxy card as an alternative to voting in person at the meeting.

     Beneficial Owner - If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote and are also invited to attend the Annual Meeting.

     Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a "legal proxy" from the bank or brokerage firm that holds your shares, giving you the right to vote the shares at the meeting. Your bank or brokerage firm has enclosed or provided voting instructions for you to use in directing the bank or brokerage firm how to vote your shares. Your bank or brokerage firm may also have a process for providing instructions over the phone or via the Internet.

     If you hold your shares through a broker or other nominee, your broker or nominee may only exercise voting discretion with respect to matters deemed routine by NASD, such as the election of directors. On a non-routine matter, a broker or other nominee cannot cast a vote (a so-called "broker non-vote"). Broker non-votes will not be treated as votes cast, and therefore, will not affect the outcome of the matters referred to above.

Q:   How can I vote?
A: You may vote your shares either in person or by proxy. Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the bank or brokerage firm that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

     To vote by proxy, you may vote via the Internet, by telephone or by mailing a completed proxy card. Instructions for voting via the Internet or by telephone are set forth on the enclosed proxy card. To vote by mailing a proxy card, mark, date, sign, and mail the enclosed proxy card in the postage-paid envelope. Granting a proxy will not affect your right to vote your shares if you attend the Annual Meeting and want to vote in person; by voting in person you will revoke your proxy. You may also revoke your proxy at any time before the vote at the meeting by providing ENGlobal's Corporate Secretary written notice of your revocation or by submitting a later-dated proxy. If you return your proxy but do not mark your voting preferences, Michael L. Burrow and William A. Coskey, the proxy holders, will vote your shares:

     o    FOR the election of each of the nominees for director;
     o FOR the approval of an amendment to the Company's 1998 Incentive Plan to increase the number of shares reserved for issuance thereunder from 2,200,000 to 2,650,000; and
     o As they determine approval with respect to any other matters that may properly come before the meeting.

     If your shares are registered in the name of a bank or brokerage firm you will receive instructions from your holder of record that must be followed in order for the record holder to vote the shares per your instructions. Many banks and brokerage firms have a process for their beneficial holders to provide instructions over the phone or via the Internet. If Internet or telephone voting is unavailable from your bank or brokerage firm, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided.

Q:   Can I change my vote?
A: You may change your vote at any time prior to the vote at the Annual Meeting. If you are the stockholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to ENGlobal's Corporate Secretary prior to your shares being voted, or by attending the Annual Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your bank or brokerage firm, or, if you have obtained a legal proxy from your bank or brokerage firm giving you the right to vote your shares, by attending the meeting and voting in person.

Q:   What constitutes a quorum?
A: On the record date, ENGlobal had 23,500,842 shares of Common Stock issued and outstanding. In order for the Annual Meeting to be properly held, a majority of the outstanding shares (a quorum) outstanding on the record date, or 11,750,422 shares, must be present at the meeting or represented by proxy. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

Q:   How are votes counted?
A: In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. If your vote is withheld with respect to any nominee, your shares will be counted for purposes of establishing a quorum, but will have no effect on the election of that nominee.

     For the proposal to amend the 1998 Incentive Plan and any other proposals that properly come before the meeting, you may vote "FOR," "AGAINST" or "ABSTAIN." If you "ABSTAIN," your shares will be counted for purposes of establishing a quorum, and the abstention will have the same effect as a vote "AGAINST." If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board ("FOR" all of ENGlobal's nominees to the Board, "FOR" approval of the amendment to the 1998 Incentive Plan, and in the discretion of the proxy holders on any other matters that properly come before the meeting).

Q:   What vote is required to approve each proposal?
A: Proposal One: The five persons receiving the highest number of "FOR" votes at the Annual Meeting will be elected directors. A properly executed proxy marked "WITHHELD" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Abstentions and broker non-votes will have no legal effect on the election of directors.

     Proposal Two: The affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting is required to approve the amendment to the 1998 Incentive Plan.

Q:   Can I vote on other matters?
A: The matters presented at an Annual Meeting are limited to those properly presented by the Board and those properly presented by stockholders. We have not received notice from any stockholder as to any matter to come before the Annual Meeting other than as set forth herein. If any other matter is presented at the Annual Meeting, your signed proxy gives Michael
     L. Burrow and William A. Coskey, the proxy holders, authority to vote your shares.

Q:   How does the Board recommend I vote on the proposals?
A: Unless you give other instructions on your proxy card, Michael L. Burrow and William A. Coskey, the proxy holders, will vote in accordance with the recommendations of the Board. The Board recommends a vote FOR:

     o    the election of the nominated slate of directors; and
     o the approval of an amendment to the Company's 1998 Incentive Plan increasing the number of shares reserved for issuance thereunder from 2,200,000 to 2,650,000.

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by our Board of Directors, or if no recommendation is given, in their own discretion.

Q:   What is the deadline for stockholder proposals for next year's Annual
     Meeting?
A: For a stockholder proposal to be considered for inclusion in ENGlobal's proxy statement for the 2006 Annual Meeting, the written proposal must be received by the Secretary of ENGlobal at our principal executive offices no later than January 2, 2006. The proposal will need to comply with Securities and Exchange Commission regulations under Rule 14a-8 of the Securities Exchange Act of 1934 (the "Exchange Act") regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

     If you intend to present a proposal at our 2006 Annual Meeting, but you do not intend to have it included in our 2006 proxy statement, your proposal must be delivered to the Secretary of ENGlobal no later than March 16, 2006. If the date of our 2006 Annual Meeting is more than 30 calendar days before or after the date of our 2005 Annual Meeting, your proposal must be delivered by the close of business on the tenth day following the day we publicly announce the date of the 2006 Annual Meeting.

Q:   Who can help answer my questions?
A: If you have any questions about the Annual Meeting, how to vote or revoke your proxy, or if you need additional copies of this Proxy Statement or voting materials, you should contact Natalie Hairston, Chief Governance Officer and Corporate Secretary, 600 Century Plaza Drive, Suite 140, Houston, Texas 77073, (281) 821-3200.

Q:   How can I receive future stockholder communications electronically?
A: If you received your annual meeting materials by mail, we encourage you to conserve natural resources, as well as significantly reduce your company's printing and mailing costs, by signing up to receive your stockholder communications via e-mail. With electronic delivery, we will notify you via e-mail as soon as the annual report and the proxy statement are available on the Internet, and you can easily submit your stockholder votes online. Electronic delivery can also help reduce the number of bulky documents in your personal files and eliminate duplicate mailings. To sign up for electronic delivery, follow the instructions on your proxy card.

Q:   How do I get copies of the exhibits filed with ENGlobal's Form 10-K?
A: A copy of ENGlobal's Annual Report for 2004, which contains ENGlobal's Form 10-K and consolidated financial statements, is being delivered to you with this Proxy Statement. ENGlobal will provide to any stockholder as of the record date, who so specifically requests in writing, copies of the exhibits filed with ENGlobal's Form 10-K for a reasonable fee. Requests for such copies should be directed to Corporate Secretary, ENGlobal Corporation, 600 Century Plaza Drive, Suite 140, Houston, Texas 77073. In addition, copies of all exhibits filed electronically by ENGlobal may be reviewed and printed from the SEC's website at: www.sec.gov.

                                  PROPOSAL ONE:
                              ELECTION OF DIRECTORS

Nominees

     At the Annual Meeting, you and the other stockholders will elect five individuals to serve as directors until the next annual meeting of stockholders to be held in 2006, until their successors are duly elected or appointed or until their death, resignation, or removal. Each of the nominees is currently a member of the Board.

     The individuals named as proxies will vote the enclosed proxy for the election of all nominees, unless you direct them to withhold your votes. If any nominee becomes unable to serve as a director before the Annual Meeting, an event that is not presently anticipated, discretionary authority may be exercised by the persons named as proxies to vote for substitute nominees proposed by the Board.

     There are no arrangements or understandings between ENGlobal and any person pursuant to which such person has been elected as director.

     The nominees for director, each of whom has consented to serve, if elected, are as follows:

                         Director
Name of Nominee            Since    Age     Principal Occupation During the Last 5 Years
---------------            -----    ---     --------------------------------------------
Michael L. Burrow, P.E.    2001     57      Mr. Burrow has served as Chairman of the Board, Chief
Chairman and Chief                          Executive Officer, and director of the Company since
Executive Officer                           ENGlobal (f/k/a IDS Engineering, Inc.) merged with
                                            Petrocon (the "Merger") in December 2001. Mr. Burrow
                                            founded Petrocon, Inc. in 1977 and Petrocon Engineering,
                                            Inc ("Petrocon") in 1988. From the formation of Petrocon
                                            until the Merger, he served as Chairman of the Board,
                                            Chief Executive Officer and President of Petrocon,
                                            except for the period from April 1999 through March 2000
                                            when he served as Chairman and Manager of Corporate
                                            Marketing. Mr. Burrow received a Bachelor of Science in
                                            Mechanical Engineering from Louisiana Tech University in
                                            1969 and did post-graduate studies in engineering and
                                            business administration at Lamar University. He is a
                                            Registered Professional Engineer in Texas and Louisiana,
                                            a member of ASME and NSPE and serves on the boards of
                                            Partnership of Southeast Texas and Texas Workforce
                                            Commission.

William A. Coskey, P.E.    1994     52      Mr. Coskey serves as President and Director of ENGlobal.
President                                   Mr. Coskey founded ENGlobal in 1985 and, until the
                                            Merger in December 2001, served as Chairman of the
                                            Board, Chief Executive Officer and President of the
                                            Company. Mr. Coskey, an honors graduate, received a
                                            Bachelor of Science in Electrical Engineering from Texas
                                            A&M University in 1975. He is a Registered Professional
                                            Engineer and a member of the Instrument Society of
                                            America. Mr. Coskey has served on the Texas A&M
                                            University Electrical Engineering Department Advisory
                                            Council since 1999.

                                        7

                         Director
Name of Nominee            Since    Age     Principal Occupation During the Last 5 Years
---------------            -----    ---     --------------------------------------------

David W. Gent, P.E.        1994     52      Mr. Gent has served as a Director of ENGlobal since June
                                            1994, is Chairman of the Nominating and Corporate
                                            Governance Committee and is a member of the Audit and
                                            Compensation Committees. Since 1991, Mr. Gent has held
                                            various positions for Bray International, Inc., an
                                            industrial flow control manufacturer located in Houston,
                                            Texas. He is currently serving as Vice President of Bray
                                            International and is responsible for overseeing
                                            worldwide production, engineering, information services,
                                            and quality control. Mr. Gent, an honors graduate,
                                            received a Bachelor of Science in Electrical Engineering
                                            from Texas A&M University in 1975 and an MBA from
                                            Houston Baptist University. He is a Registered
                                            Professional Engineer and a senior member of the
                                            Instrument Society of America. Mr. Gent serves on the
                                            Texas A&M University Electrical Engineering Department
                                            Advisory Council, chairs the Bray International, Inc.
                                            401(k) committee and is the Bray representative on
                                            various councils including the Open DeviceNet Vendors
                                            Association and American Water Works Association. He
                                            also holds several patents in the field of industrial
                                            flow controls.

Randall B. Hale            2001     42      Mr. Hale has served as a Director of ENGlobal since the
                                            Merger in December 2001, is Chairman of the Audit
                                            Committee and a member of the Compensation and
                                            Nominating and Corporate Governance Committees. Mr. Hale
                                            was appointed Chairman of ConGlobal Industries, Inc., a
                                            provider of container and chassis depot services, in
                                            September 2004. Prior to joining ConGlobal, Mr. Hale was
                                            the President and Chief Executive Officer of Container
                                            Care International, Inc., a depot services company.
                                            Previously, Mr. Hale was a Vice President of Equus
                                            Capital Management Corporation, a manager of private
                                            equity investment funds ("Equus"), from November 1992 to
                                            February 2003, and a Director of Equus from February
                                            1996 to February 2003. Mr. Hale received a BBA in
                                            Business Administration from Texas A&M University in
                                            1985 and is a certified public accountant.

David C. Roussel           2001     55      Mr. Roussel has served as a Director of the Company
                                            since the Merger in December 2001, is Chairman of the
                                            Compensation Committee and a member of the Audit and
                                            Nominating and Corporate Governance Committees. Since
                                            April 2002, Mr. Roussel has been a management consultant
                                            with Randall & Dewey, Inc., a leading mergers and
                                            acquisitions advisor in the global oil and gas
                                            industries. Randall & Dewey, Inc. is a division of
                                            Jefferies Group Inc, a global investment bank and
                                            institutional securities firm. From 1998 to 2002, Mr.
                                            Roussel's primary occupation was independent business
                                            consultant. Mr. Roussel was an officer, director and
                                            sole stockholder of Cyclone Landscaping, Inc. which
                                            filed for protection under Chapter 7 of the U.S.
                                            Bankruptcy Code; bankruptcy proceedings were finalized
                                            in November 2000. Mr. Roussel received a Bachelor of
                                            Science degree in Mechanical Engineering from Iowa State
                                            University in 1971 and completed the Harvard Advanced
                                            Management Program in 1992. He has also served as Vice
                                            President, director and as a member of the Executive and
                                            Ad Hoc Committees of the board of directors of the Gas
                                            Processors Association.

                                        8


Recommendation of the Board

     The Board recommends that stockholders vote FOR each of the nominees to serve as directors of ENGlobal.

Executive Officers

     Set forth below is a brief description of the business experience of all executive officers of ENGlobal Corporation. The biographies of Messrs. Burrow and Coskey, Chairman and Chief Executive Officer and President, respectively, are listed above.

Name of Executive Officer       Position       Age    Principal Occupation During the Last 5 Years
-------------------------       --------       ---    --------------------------------------------

Robert W. Raiford           Chief Financial    59     Mr. Raiford has served Chief Financial Officer and
                            Officer and               Treasurer of ENGlobal since the Merger in December
                            Treasurer                 2001.  Prior to joining ENGlobal, Mr. Raiford held
                                                      numerous officer positions at Petrocon and served as a
                                                      director of various Petrocon subsidiaries.  Mr. Raiford
                                                      received an MBA in 1974 and a BBA in Business Management
                                                      in 1968 from Lamar University.

Michael M. Patton, P.E.     Senior Vice        52     Mr. Patton joined ENGlobal through one of its
                            President,                subsidiaries in 1999, and was appointed Senior Vice
                            Business                  President of Business Development of ENGlobal in 2002.
                            Development               Mr. Patton has served as President of the Western
                                                      Division of ENGlobal Engineering, Inc. since November
                                                      2004 and as the Sponsor for ENGlobal Design Group, Inc.
                                                      since January 2004.  Mr. Patton is a Registered
                                                      Professional Engineer and earned a Bachelor of Science
                                                      degree in Electrical Engineering from University of
                                                      Oklahoma in 1975.

Remuneration of Directors

     Under the Company's 1998 Incentive Plan, directors who are not employed by the Company, Messrs. Gent, Hale, and Roussel, ("Non-employee Directors") are eligible to receive non-statutory stock options. In 2004, in recognition of the services provided by its Board of Directors, each Non-employee Director received options to acquire 20,000 shares of the Company's Common Stock at an exercise price equal to fair market value of the underlying Common Stock on the date of the grant. Beginning in June 2005, Non-employee Directors will receive options to purchase 50,000 shares of the Company's common stock for their Board service under the same terms. Stock options awarded to Non-employee Directors in 1999, 2000, and 2001 have five-year vesting periods, ten-year expiration dates, and were granted at an exercise price of $1.25, $1.00, and $1.00, respectively. Since 2003, the Company's Non-employee Directors have each been granted options to acquire shares of the Company's Common Stock in recognition of their service as members of the Board of Directors. Each Non-employee Director received stock options as represented by the table below:

 Board          Date         Date Fully      Amount     Exercise    Expiration
Service        Granted         Vested      of Options    Price         Date
-------        -------         ------      ----------    -----         ----

2002-2003   April 1, 2003   April 1, 2003    20,000      $1.87     April 1, 2013
2003-2004    June 6, 2003    June 6, 2004    20,000      $2.32      June 6, 2013
2004-2005   June 17, 2004   June 17, 2005    20,000      $1.81     June 17, 2014

     In March 2003, ENGlobal implemented a standard compensation arrangement for its Non-employee Directors, including providing a retainer in the amount of $16,000 per year, payable on a quarterly basis. In December 2004, the Compensation Committee recommended that, over the next two years, the Company increase the retainers to the three Non-employee Directors and retain the Chairman of the Audit Committee at a slightly higher rate, due to the extensive time and effort required of that position. Accordingly, ENGlobal increased the retainer for each independent director to $24,000 a year and approved a retainer of $26,000 a year for the Audit Committee Chairman, effective January 1, 2005. The payments will continue to be payable on a quarterly basis. The Company continues to reimburse its Non-employee Directors for out-of-pocket expenses incurred to attend Board and committee meetings. Non-employee directors of the Company do not receive additional compensation for each Board meeting attended, nor do they receive additional compensation for each committee meeting attended.


                    MEETINGS OF THE BOARD AND ITS COMMITTEES

Board Meetings

     During 2004, ENGlobal held seven Board meetings. The Board has several committees, including the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. Each director attended at least 75% of all Board and applicable Committee meetings. Directors are encouraged to attend Annual Meetings of ENGlobal stockholders. All of the directors attended the last Annual Meeting of stockholders, except Messrs. Gent and Hale.

Audit Committee

     The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of ENGlobal's financial statements, ENGlobal's compliance with legal and regulatory requirements, the independent auditors' qualifications and independence, the performance of ENGlobal's internal audit function and independent auditors, and risk assessment and risk management. Among other matters, the Audit Committee (1) prepares the Audit Committee report for inclusion in the annual proxy statement; (2) annually reviews the Audit Committee charter and the Audit Committee's performance; (3) appoints, evaluates and determines the compensation of ENGlobal's independent auditors; (4) reviews and approves the scope of the annual audit, the audit fee and the financial statements; (5) reviews ENGlobal's disclosure controls and procedures, internal controls, information security policies, internal audit function, and corporate policies with respect to financial information and earnings guidance; (6) oversees investigations into complaints concerning financial matters; and (7) reviews other risks that may have a significant impact on ENGlobal's financial statements. The Audit Committee works closely with management as well as ENGlobal's independent auditors. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from ENGlobal for, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties.

     The Audit Committee works closely with management as well as our independent auditors. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from us for, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties.

     Our Board of Directors has adopted an Audit Committee Charter meeting applicable standards of the SEC and AMEX. During fiscal year 2004, members of the Audit Committee included Messrs. Hale (Chairman), Gent, and Roussel, all of whom qualify as "independent directors" as defined by the AMEX listing standards and SEC rules as currently in effect. The Board of Directors has determined that Mr. Hale is qualified as an Audit Committee "financial expert" under Item 401(h) of Regulation S-K under the Exchange Act, and has the requisite accounting or related financial expertise required by applicable AMEX rules. The Audit Committee met on four occasions in 2004.

     A copy of our Audit Committee Charter is available on the "Investor Relations" section of our website at www.englobal.com.

Compensation Committee

     The Compensation Committee recommends cash and non-cash compensation for ENGlobal's Chief Executive Officer, President and Chief Financial Officer to the full Board and reviews and recommends stock options for award by ENGlobal to its directors, officers, employees, and consultants. The Compensation Committee is also responsible for developing ENGlobal's executive compensation program. The Compensation Committee operates pursuant to a written charter, a copy of which is available on the "Investor Relations" section of our website. The Compensation Committee monitors and grants awards according to ENGlobal's executive compensation program and administers ENGlobal's 1998 Incentive Plan and ENGlobal's 2004 Employee Stock Purchase Plan. No changes were made to compensation of the Company's executive officers in 2004. Employment agreements have been entered into with a number of its executive officers. See "Executive Compensation - Employment Agreements." During fiscal year 2004, members of the Compensation Committee, which met on five occasions, included Messrs. Roussel (Chairman), Gent, and Hale, all of whom qualify as "independent" directors under applicable AMEX and SEC rules.

The Nominating and Corporate Governance Committee

     The Board established the Nominating and Corporate Governance Committee in November 2002 to provide oversight on the broad range of issues surrounding the composition and operation of the Board, including identifying individuals qualified to become board members, recommending to the Board director nominees for the next Annual Meeting, and recommending to the Board and overseeing the implementation of corporate governance guidelines. The Nominating and Corporate Governance Committee also provides assistance to the Board in the areas of committee membership selection, evaluation of the effectiveness of the Board and management, and ongoing consideration of developments in corporate governance practices. The Nominating and Corporate Governance Committee operates pursuant to a written charter, a copy of which is available on the "Investor Relations" section of our website. The Nominating and Corporate Governance Committee's goal is to assure that the composition, practices, and operation of the Board contribute to value creation for and effective representation of ENGlobal's stockholders. During 2004, the Nominating and Corporate Governance Committee consisted of Messrs. Gent (Chairman), Hale, and Roussel and met on one occasion. The Board has determined that each of the members of the Nominating and Corporate Governance Committees is "independent" under applicable AMEX and SEC rules.


                              CORPORATE GOVERNANCE

     We believe that good corporate governance helps to ensure that the Company is managed for the long-term benefit of our stockholders. During the past year, we continued to review our corporate governance policies and practices, the new and proposed corporate governance rules and regulations of the SEC and the listing standards of AMEX, the stock exchange on which our shares of Common Stock are traded.

     Based on this review, we reviewed our Audit Committee and Compensation Committee charters and Corporate Code of Conduct and other policies and procedures required by applicable law or AMEX listing standards. You can access and print these documents from the "Investor Relations" section of our website at www.englobal.com or you can request copies at no cost by writing us at ENGlobal Corporation 600 Century Plaza Drive, Suite 140, Houston, TX 77073,
Attention: Investor Relations.

Corporate Code of Conduct

     The Company has adopted a Corporate Code of Conduct that applies to all of the Company's directors, officers and employees in accordance with AMEX. The purpose and role of this code is to focus our directors and employees on areas of ethical risk, provide guidance to help them recognize and deal with ethical issues, provide mechanisms to report unethical or unlawful conduct and to help enhance and formalize our culture of integrity, honesty and accountability. The Company will post on the "Investor Relations" section of its website at www.englobal.com any amendments to this code, as well as any waivers of any provision of this code made for the benefit of the Company's senior executive officers or directors.

     The Company also has a Code of Ethics applicable to the CEO and certain senior financial officers of the Company that complies with Item 406 of Regulation S-K of the Securities Exchange Act of 1934 and with applicable NASDAQ rules. The Company intends to report waivers of the Code of Ethics granted to the CEO or certain senior financial officers to the SEC.

Director Independence

     The Board has determined that no director has a relationship, which in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that all directors, except Messrs. Burrow and Coskey, meet the criteria for independence under the AMEX listing standards. The Board has also determined that the members of each of its committees, including the Audit Committee, meet the criteria for membership applicable to each committee under the AMEX listing standards and applicable SEC rules and regulations.

Executive Sessions; Lead Director

     In 2004, the Company held one executive session of its non-management directors. Any non-management director can request that an executive session be scheduled. In 2004, Mr. Gent was re-elected as the Company's Lead Non-employee Director.

Consideration of Director Nominees

     Stockholder Nominees

     The independent directors will carefully consider all qualified director candidates, whether such candidates are recommended by a stockholder or otherwise. Any stockholders wishing to recommend a director candidate for the 2006 Annual Meeting of Stockholders should submit their nomination before January 2, 2006 to ENGlobal Corporation, 600 Century Plaza Drive, Suite 140, Houston, TX 77073, Attention: Corporate Secretary. Nominations should include the following information in order to facilitate the independent directors' review and consideration:

     o The name, telephone number and address of the recommending stockholder;
     o The name, age, business address and residence of the director candidate;
     o The principal occupation or employment of the director candidate for the past five years;
     o A description of the director candidate's qualifications to serve as a director, including financial expertise and why the candidate qualifies or does not qualify as "independent" under the AMEX listing standards;
     o The number of shares of the Company's Common Stock beneficially owned by the director candidate, if any;

     o A description of any arrangements or understandings between the recommending stockholder and the director candidate, if any, or any other person pursuant to which the recommending stockholder is making the recommendation; and
     o Whether or not the recommending stockholder and the director candidate consent to being named in the Company's proxy statement with respect to disclosures regarding the nomination process.

     No candidate for election to our Board has been recommended within the preceding year by a beneficial owner of 5% or more of our Common Stock.

     Director Qualifications

     The Nominating and Corporate Governance Committee establishes criteria for selecting new members of the Board. The Board as a whole should reflect a range of skills, knowledge and experience in areas of importance to the Company. Directors must be committed to upholding the highest standards of personal and professional integrity and to representing the interests of all stockholders, not particular stockholder constituencies. The Nominating and Corporate Governance Committee places no specific restrictions on the number of terms directors may serve or other boards on which a director may sit, but directors must possess sufficient time and energy to carry out their duties effectively. A majority of directors must be "independent" under the AMEX listing standards. No director will qualify as "independent" unless the Board affirmatively determines that the director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). In determining whether a director is independent, the Board will broadly consider all relevant facts and circumstances.

     Identifying and Evaluating Nominees for Directors

     The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee regularly assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. If vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current Board members, stockholders or other persons. These candidates are evaluated at regular or special meetings of the Nominating and Corporate Governance Committee, and may be considered at any point during the year. As described above, the Nominating and Corporate Governance Committee considers properly submitted stockholder nominations for candidates for the Board. In evaluating nominations, the Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board.

Communications with the Board

     Stockholders may communicate with the Board, Board committees, Non-employee Directors as a group and individual directors by submitting their communications in writing to ENGlobal Corporation, 600 Century Plaza Drive, Suite 140, Houston, TX 77073, Attention: Corporate Secretary. Any communication must contain:

     o a representation that the stockholder is a holder of record of our capital stock;
     o the name and address, as they appear on our books, of the stockholder sending such communication; and
     o the number of shares of our capital stock that are beneficially owned by such stockholder.

ENGlobal's Corporate Secretary will distribute such communications to the intended recipient upon receipt, unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or to take appropriate legal action regarding such communication.


                        REPORT OF THE AUDIT COMMITTEE OF
                             THE BOARD OF DIRECTORS

     The information contained in this Report of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" or incorporated by reference in future filings with the Securities and Exchange Commission, or to be subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

     In accordance with its written charter, which was approved in its current form by the Board of Directors on March 25, 2004, the Audit Committee assists the Board in, among other things, oversight of our financial reporting process, including the effectiveness of our internal accounting and financial controls and procedures, and controls over the accounting, auditing, and financial reporting practices. A copy of the Audit Committee charter was filed with our Annual Report on Form 10-K for the fiscal year ended December 31, 2003 and is available on our website at www.englobal.com.

     Our Board of Directors has determined that all three members of the Committee are independent based upon the standards adopted by the Board, which incorporate the independence requirements under applicable laws, rules and regulations.

     Management is responsible for the financial reporting process, the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, the system of internal controls, and procedures designed to insure compliance with accounting standards and applicable laws and regulations. Our independent auditors are responsible for auditing the financial statements. The Audit Committee's responsibility is to monitor and review these processes and procedures. The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing and we are not professionals in those fields. The Audit Committee relies, without independent verification, on the information provided to us and on the representations made by management that the financial statements have been prepared with integrity and objectivity and on the representations of management and the opinion of the independent auditors that such financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

     During fiscal 2004, the Audit Committee had five meetings. The Audit Committee's regular meetings were conducted so as to encourage communication among the members of the Audit Committee, management, the internal auditors, and our independent auditors, Hein & Associates, LLP. Among other things, the Audit Committee discussed with our internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee separately met with each of the internal and independent auditors, with and without management, to discuss the results of their examinations and their observations and recommendations regarding our internal controls. The Audit Committee also discussed with our independent auditors all matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees."

     The Audit Committee reviewed and discussed our audited consolidated financial statements as of and for the year ended December 31, 2004 with management, the internal auditors, and our independent auditors. Management's discussions with the Audit Committee included a review of critical accounting policies.

     The Audit Committee obtained from the independent auditors a formal written statement describing all relationships between us and our auditors that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee discussed with the auditors any relationships that may have an impact on their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee has reviewed and approved the amount of fees paid to Hein & Associates for audit and non-audit services. The Audit Committee concluded that the provision of services by Hein & Associates is compatible with the maintenance of Hein & Associates' independence.

     At all of its meetings during 2004, the Audit Committee met with members of senior management and the independent auditors to review the certifications provided by the Chief Executive Officer and Chief Financial Officer under the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC and the overall certification process. At these meetings, company officers reviewed each of the Sarbanes-Oxley certification requirements concerning internal control over financial reporting and any fraud, whether or not material, involving management or other employees with a significant role in internal control over financial reporting.

     Based on the above-mentioned review and discussions with management, the internal auditors, and the independent auditors, and subject to the limitations on our role and responsibilities described above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the SEC.

                                    Audit Committee of the Board of Directors,
                                           Randall B. Hale, Chairman
                                           David W. Gent, P.E.
                                           David C. Roussel
                                    March 22, 2005


                             COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

     The information contained in this Compensation Committee Report shall not be deemed to be "soliciting material" or to be "filed" or incorporated by reference in future filings with the Securities and Exchange Commission, or to be subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

     The Compensation Committee of the Board determined the compensation of the Chief Executive Officer, President, and Chief Financial Officer for the years in question. The Compensation Committee has furnished the following report on executive compensation in connection with the Annual Meeting:

Compensation Philosophy

     As members of the Compensation Committee, it is our duty to administer the executive compensation program for ENGlobal. The Compensation Committee is responsible for establishing appropriate compensation goals for the executive officers of ENGlobal, evaluating the performance of such executive officers in meeting such goals and making recommendations to the Board with regard to executive compensation. ENGlobal's compensation philosophy is to ensure that executive compensation be directly linked to continuous improvements in corporate performance, achievement of specific operational, financial and strategic objectives, and increases in stockholder value. The Compensation Committee regularly reviews the compensation packages of ENGlobal's executive officers, taking into account factors which it considers relevant, such as business conditions within and outside the industry, ENGlobal's financial performance, the market composition for executives of similar background and experience, and the performance of the executive officer under consideration. The particular elements of ENGlobal's compensation programs for executive officers are described below.

Compensation Structure

     The base compensation for the Named Executive Officers is intended to be competitive with that paid in comparable situated industries, taking into account the scope of responsibilities. The goals of the Compensation Committee in establishing ENGlobal's executive compensation program are:

     o to compensate the executive officers of ENGlobal fairly for their contributions to ENGlobal's short, medium and long-term performance; and
     o to allow ENGlobal to attract, motivate and retain the management personnel necessary to ENGlobal's success by providing an executive compensation program comparable to that offered by companies with which ENGlobal competes for management personnel.

     The elements of ENGlobal's executive compensation program are annual base salaries, annual bonuses and equity incentives. The Compensation Committee bases its decisions on the scope of the executive's responsibilities, a subjective evaluation of the executive's performance and the length of time the executive has been in the position.

     The base salary level for each officer is determined by taking into account individual experience, individual performance, individual potential, cost of living consideration and specific issues particular to ENGlobal. Base salary level for executive officers of other publicly owned, similar sized engineering companies are taken into consideration in setting an appropriate base salary for the executive officers of ENGlobal. The base level established for each executive officer is considered by the Compensation Committee to be competitive and reasonable.

     The Compensation Committee monitors the base salary levels and the various incentives of the executive officers of ENGlobal to ensure that overall compensation is consistent with ENGlobal's objectives and remains competitive within the area of ENGlobal's operations. In setting the goals and measuring an executive's performance against those goals, ENGlobal considers the performance of (i) its competitors, (ii) its acquisitions, and (iii) the executives who manage those acquisitions, as well as general economic and market conditions. None of the factors included in ENGlobal's strategic and business goals are assigned a specific weight. Instead, the Compensation Committee recognizes that the relative importance of these factors may change in order to adapt ENGlobal's operations to specific business challenges and to reflect changing economic and marketplace conditions.

Incentive Compensation

     The annual compensation of the executive officers of ENGlobal consists of a base salary and an annual bonus. The annual bonus awarded to the executive officers pursuant to the Company's Executive Level Incentive Plan is based on the financial performance of the company. The Company contributes $100,000 to the bonus pool if the Company's earnings per share equals or exceeds earnings per share in the immediately preceding calendar year. An additional amount, based on a pre-determined calculation, will be added to the bonus pool if the Company's earnings per share is more than 20% higher than earnings per share in the immediately preceding calendar year. The amount of the annual bonus is divided 40%, 30%, and 30% among the CEO, President, and Chief Financial Officer, respectively. The maximum allowable bonus is equal to the executive's annual salary. A copy of the Executive Level Incentive Plan was previously filed with the Securities and Exchange Commission as Exhibit 10.1 to the Company's Form 8-K dated December 21, 2004.

Stock Option Plan

     Stock options are the primary source of long-term incentive compensation for the executive officers and directors of ENGlobal. Each of the executive officers and directors of ENGlobal are eligible to participate in the 1998 Incentive Plan. As of December 31, 2004, there were 1,577,184 options outstanding under the 1998 Incentive Plan, 410,108 of which are held by executive officers of ENGlobal. During 2004, 140,000 stock options were granted to executive officers.

Compensation of the Chief Executive Officer

     In reviewing the 2004 compensation of Mr. Burrow, the Chief Executive Officer of ENGlobal, the Compensation Committee undertook the same evaluation set forth above with respect to all executive officers. In addition, the Compensation Committee reviewed Mr. Burrow's compensation history, executive compensation survey data and comparative performance information. Upon recommendation by the Compensation Committee, the Board of Directors of ENGlobal set Mr. Burrow's salary for 2004 at $240,000, effective January 1, 2004. In addition, in recognition of both Mr. Burrow's and ENGlobal's performance in 2004 and based on the criteria discussed above with respect to incentive compensation, the Compensation Committee recommended and the Board of Directors approved a bonus of $2,245 for Mr. Burrow for 2004. The Compensation Committee believes that Mr. Burrow's total compensation is reasonable and competitive based on comparative performance information and the overall performance of ENGlobal.

Executive Compensation Deductibility

     ENGlobal intends that amounts paid under ENGlobal's compensation plans generally will be deductible compensation expenses. The Compensation Committee does not currently anticipate that the amount of compensation paid to executive officers will exceed the amounts specified as deductible according to Section 162(m) of the Internal Revenue Code of 1986, as amended, (the "Tax Code")..

Compensation Committee Interlocks and Insider Participation

     No executive officer or director of ENGlobal serves as an executive officer, director, or member of a compensation committee of any other entity, for which an executive officer, director, or member of such entity is a member of the Board or the Compensation Committee of the Board. There are no other interlocks.

                               Compensation Committee of the Board of Directors,
                                     David C. Roussel, Chairman
                                     David W. Gent
                                     Randall B. Hale
                               March 22, 2005

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth information concerning compensation for services in all capacities awarded to, earned by, or paid to Mr. Burrow, the Company's Chief Executive Officer, and the only other executive officers of the Company whose aggregate cash compensation exceeded $100,000 (the "Named Executive Officers") during the three years ended December 31, 2004.

                                                                                  Securities
                                                                  Other Annual    Underlying     All Other
              Name and                        Salary   Bonus      Compensation   Options/SARs  Compensation
         Principal Position         Year       ($)     ($)(1)        ($)(2)         (#)(3)         ($)(4)
         ------------------         ----       ---     ------        ------         ------         ------
   Michael L. Burrow, P.E.          2004      239,713   22,245        9,000         100,000         4,356
      Chairman of the Board and     2003      231,616   11,540        9,000              --            --
      Chief Executive Officer       2002      239,941    9,490        8,250              --            --

   William A. Coskey, P.E.          2004      186,461   16,730        9,000              --         3,137
      President and Director        2003      180,474    8,895        9,278              --         4,443
                                    2002      185,007    7,315        9,000              --         3,391

   Robert W. Raiford                2004      166,110   16,590        9,000         190,000         2,167
     Chief Financial Officer and    2003      171,249    2,605        2,717              --            --
      Treasurer                     2002      170,296    6,722        8,250              --            --

   Michael M. Patton, P.E. (5)      2004      149,868   11,773        9,000          40,000         3,457
      Senior Vice President -       2003      134,896    6,732        9,515              --         4,338
      Business Development          2002      137,264    8,853        8,942         100,000         4,652

----------
(1)  Consists of bonuses paid pursuant to the Incentive Bonus Plan, described in
     "Incentive Bonus Plan" below.
(2)  Consists of automobile allowance.
(3)  Consists of Alliance option grants.
(4)  Consists of matching contribution made on behalf of the Named Executive
     Officer pursuant to the ENGlobal Corporation 401(k) plan, described in
     "401(k) Plans" below. Some of these amounts were inadvertently omitted from proxy statements filed in previous years.
(5)  Mr. Patton was appointed an Executive Officer of the Company in 2002. Prior to 2002, Mr. Patton served as an officer of an ENGlobal subsidiary.

Option/SAR Grants in Last Fiscal Year

                                                                                 Potential Realizable Value
                          Number of     % of Total                               at Assumed Annual Rates of
                          Securities   Options/SARs    Exercise                   Stock Price Appreciation
                          Underlying    Granted to     of Base                       for Option Term (1)
                        Options/SARs   Employees in     Price                    -------------------------
       Name              Granted (#)    Fiscal Year     ($/Sh)   Expiration Date     5% ($)      10% ($)
       ----              -----------    -----------     ------   ---------------     ------      -------

Michael L. Burrow......    100,000         26%         $ 2.05    March 25, 2014     $ 128,923   $ 326,717
William A. Coskey......         --          --           --                --            --          --
Robert W. Raiford(2)...         --          --           --                --            --          --
Michael M. Patton......     40,000         10%         $ 2.05    March 25, 2014     $  51,569   $ 130,687

----------
(1)  These columns represent hypothetical future values of the stock obtainable upon exercise of the options net of the option's exercise price, assuming that the market price of the Company's common stock appreciates at a five and ten percent compound annual rate over the ten year term of the options.
     The five and ten percent rates of stock price appreciation are presented as examples pursuant to the proxy rules and do not necessarily reflect management's assessment of the Company's future stock performance.

(2) Does not include 190,000 Alliance stock options issued to Mr. Raiford on April 16, 2004.


                                       18

Aggregated Option Exercises and Year-End Option Value Table

     The following table sets forth, for each of the Named Executive Officers, certain information regarding the number of shares of Common Stock underlying stock options held at fiscal year-end and the value of options held at fiscal year-end based upon the last reported sales price of the Common Stock on AMEX on December 31, 2004 ($3.10 per share). During 2004, the Company made a grant of 100,000 stock options to Mr. Burrow, and a grant of 40,000 stock options to Mr.
Patton. No Named Executive Officer exercised options during 2004.

                      Number of Securities Underlying      Value of Unexercised
                          Unexercised Options at          In-the-Money Options at
                             December 31, 2004              December 31, 2004(1)
                      -------------------------------   ---------------------------
      Name              Exercisable   Unexercisable     Exercisable   Unexercisable
--------------------- -------------------------------   ---------------------------

Michael L. Burrow.....    114,042         60,000         $ 72,050       $ 63,000
William A. Coskey.....         --             --               --             --
Robert W. Raiford.....    220,027         16,039         $ 30,940             --
Michael M. Patton.....     60,000         24,000         $ 53,800       $ 25,200

----------
(1)  Year-end value is determined by subtracting the exercise price from the fair market value of $3.10 per share (the closing price for our Common
     Stock as reported by AMEX on December 31, 2004) and multiplying the remainder by the number of underlying shares of Common Stock.

Key Man Insurance

     The Company does not carry insurance on the life of its key executive officers. Messrs. Burrow and Coskey are key executives of the Company and the loss of their services could adversely affect the Company's business.

Employment Agreements

     The Company has entered into employment agreements with the Named Executive Officers and with certain other officers of the Company or its subsidiaries. The employment agreements are for three or four-year terms which expire between December 2004 and June 2007 unless extended by the Company pursuant to certain terms in the agreement. In October 2004, the Company extended certain agreements for an additional one-year period. Such agreements provide for minimum annual base salary levels and other compensation which may be in the form of cash bonuses, incentive compensation, stock options, stock appreciation rights, and restricted stock awards as the Board of Directors may, in its discretion, approve. At December 31, 2004, the aggregate commitment for future salaries under employment agreements between the Company and the Named Executive Officers, excluding bonuses, was approximately $3 million.

     Some agreements also provide for severance payments and benefits in the case of termination of employment. If employment ends because of death, generally salary is paid for three months. In the case of disability, salary and benefits are generally maintained by the Company on behalf of the executive for up to six months of disability and for a period of six months following the date of termination. At the option of the Company, severance payments and benefits may be extended for an additional six-month period following the initial severance period. Additionally, health and life insurance benefits are paid in accordance with the terms of the Company's benefit plans.

     If the Company terminates the executive's employment for "cause," as defined in the employment agreements, the Company will pay any accrued but unpaid salary, expenses required to be reimbursed, vacation and any earned but unpaid bonuses for prior periods. Company benefits will be paid in accordance with the terms of the Company's benefit plans and all unvested options or other awards will be cancelled in accordance with conditions defined in the Company's Incentive Plan.

     If the Company terminates the executive's employment without "cause," as defined in the employment agreements, the Company will continue to pay the executive for a period of six months following the date of termination and at the option of the Company, severance payment and benefits may be extended for an additional six-month period following the initial severance period.

     The employment agreements also include covenants not to compete for a six-month to three-year period following termination of employment depending on basis for termination (but not on the expiration of those agreements), as well as confidentiality provisions as are customary, in nature and scope, for such agreements.

     In conjunction with corporate restructuring of the Company, in December 2002, the Company and each of the Named Executive Officers entered into amendments to existing employment agreements to allow for changes in subsidiary names and various officer titles. No salary increases or extensions of terms were granted as a result of the corporate restructuring or these amendments.

1998 Incentive Plan

     The Company's 1998 Incentive Plan provides for the grant to employees, including officers of ENGlobal, of incentive stock options, non-statutory stock options, stock appreciation rights and restricted stock. In addition, Non-employee Directors and consultants are eligible to receive non-statutory stock options. The Company is authorized to issue a total of 2,200,000 shares of Common Stock under the 1998 Incentive Plan. As of December 31, 2004, 1,577,184 of the 2,200,000 authorized options had been issued and remained outstanding under the Plan. For additional information regarding the 1998 Incentive Plan, see "Proposal Two: Approval to Amend the Company's 1998 Incentive Plan, Summary of the 1998 Incentive Plan."

     In connection with the Merger, certain former Petrocon shareholders (the "Significant PEI Shareholders") entered into an Indemnification Escrow Agreement, a Voting Agreement, a Significant PEI Shareholders Voting Agreement, and an Option Escrow Agreement ("the 2001 Agreements"). ENGlobal management determined that, due to the cost and complexity associated with administering the 2001 Agreements, it was in the best interest of the Corporation and its stockholders to terminate the Agreements. As of September 28, 2004, ENGlobal and the Significant PEI Shareholders entered into a Termination Agreement terminating the 2001 Agreements (the "Termination Agreement"). A copy of the Termination Agreement was previously filed with the Securities and Exchange Commission as Exhibit 99.1 to the Company's Form 8-K dated September 30, 2004.

401(k) Plans

     In December 2003, the Company terminated the Industrial Data Systems 401(k) Plan and permitted all employees to participate in the ENGlobal Corporation 401(k) Plan (formerly called the Petrocon Engineering, Inc. 401(k) Plan). The Company is in the process of finalizing that action by making filings with the IRS and believes that these actions will be completed without any material liability to the Company.

     For eligible employees, the Company makes mandatory matching contributions to the ENGlobal Corporation 401(k) Plan equal to 50% of employee contributions up to 4% of employee compensation, as defined. Other discretionary contributions made by the Company are determined by the Board of Directors. The employees may elect to make contributions pursuant to a salary reduction agreement upon meeting age and length-of-service requirements. The Company made contributions of approximately $222,000, $144,000, and $172,000 for the years ended December 31, 2004, 2003, and 2002, respectively.

Incentive Bonus Plan

     Effective January 1, 2002, the Company approved an incentive bonus plan (the "Incentive Bonus Plan") primarily intended to reward key management or other major contributors to ENGlobal's profitability. The Incentive Bonus Plan was restricted to regular full time employees of ENGlobal or its subsidiaries. Participation in the plan was determined at the discretion of the CEO and President of ENGlobal, and subject to Audit Committee approval. The addition of, or removal of, participants to the plan required the joint consent of both the CEO and President of ENGlobal.

     An incentive bonus pool was calculated quarterly following the completion of the review or audit of ENGlobal's financial results. The incentive bonus pool available for distribution was calculated in two parts: (1) 15% of ENGlobal's consolidated net profit before tax, less accrued dividends on preferred shares ("ENGlobal Profit") that exceeded 2% of consolidated total revenue, added to,
(2) 5% of ENGlobal profit that exceeded 4% of consolidated total revenue. Any cumulative losses in ENGlobal profit in prior quarters were subtracted from ENGlobal profit for the current quarter before performing the above calculation.

     Incentive bonuses under the plan were paid only to those employees who were employed on a regular full time basis on the last day of each calendar quarter. Each participant's share of the incentive bonus pool was determined by taking that participant's annual salary divided by the total annual salary of all participants in the plan. Participation in the plan replaced any and all prior bonus, commission or incentive agreements, written or verbal, in which the participants may have been a part of. Termination from employment with ENGlobal or its subsidiaries for any reason, either voluntary or involuntary, immediately disqualified an individual from receiving currently payable incentive bonus amounts or any future payments under the plan.

     In December 2004, the Incentive Bonus Plan was replaced with the Key Manager and Executive Level Incentive Plans, described below.

Key Manager and Executive Level Incentive Plan

     On December 16, 2004, the Company's Board of Directors adopted the ENGlobal Corporation Key Manager Incentive Plan and the ENGlobal Corporation Executive Level Incentive Plan. The Key Manager Incentive Plan, which replaced the Incentive Bonus Plan described above, was established to provide certain key management personnel (other than the Company's Chief Executive Officer, Chief Financial Officer, and President) with cash bonuses as a reward for performance above the ordinary standards compensated by base salary. The amount of bonus paid to participants will be based on evaluations provided by immediate managers and the Company's Chief Executive Officer. The Executive Level Incentive Plan was established to provide participating executive and senior officers with cash bonuses based on the Company's performance as evidenced by annual earnings per share. Copies of the Key Manager Incentive Plan and Executive Level Incentive Plan approved by the Board of Directors were previously filed with the Securities and Exchange Commission as Exhibits 10.1 and 10.2, respectively, to the Company's Form 8-K dated December 21, 2004.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Board of Directors has adopted a policy requiring that all transactions between the Company and its officers, directors, principal stockholders and their affiliates be on terms no less favorable to the Company than could be obtained from unrelated third parties and that any such transactions be approved by a majority of the disinterested members of the Company's board.

     The Company leases approximately 14,000 square feet of office space in Beaumont, Texas with an expiration date of June, 2005 from a joint venture owned one-third by each of: (1) ENGlobal Engineering, Inc., (2) Michael L. Burrow, the Company's Chief Executive Officer, and (3) a stockholder of the Company who owns less than 1% of the Company's stock. We believe that this lease is at a commercially reasonable rental rate.


            BENEFICIAL OWNERSHIP OF CERTAIN STOCKHOLDERS, DIRECTORS,
                        NOMINEES, AND EXECUTIVE OFFICERS

     The following table sets forth information regarding beneficial ownership of our Common Stock based on 23,500,842 shares outstanding as of April 15, 2005, with respect to (1) our directors, (2) the Named Executive Officers, (3) each person who is known by ENGlobal to own beneficially more than 5% of our Common Stock, and (4) all directors, nominees, and executive officers of ENGlobal as a group. The address for all directors and executive officers of ENGlobal is 600 Century Plaza Drive, Suite 140, Houston, Texas 77073.

                                                                       Amount and Nature  Percent of
                                                                         of Beneficial    Common
     Name of Beneficial Owner                     Position               Ownership (1)    Stock (1)
------------------------------------ -------------------------------- ------------------  ----------
Greater than 5% stockholders:
-----------------------------
Alliance 2000, Ltd................                    --                   9,500,000(2)     39.33%
     c/o 600 Century Plaza Drive
     Suite 140
     Houston, TX 77073-6033

Directors and Named Executive Officers:
---------------------------------------

Michael L. Burrow.................   Chairman of the Board and Chief      1,742,930(3)       7.20%
                                     Executive Officer

William A. Coskey.................   President and Director               9,530,100(4)      39.46%

David W. Gent.....................   Director                                78,746(5)        *

Randall B. Hale...................   Director                                40,000(6)        *

David C. Roussel..................   Director                                40,000(7)        *

Robert W. Raiford.................   Treasurer and Chief Financial          422,673(8)       1.73%
                                     Officer
Michael M. Patton.................   Senior Vice President - Business        41,000(9)        *
                                     Development
All current directors, nominees,
and named executive officers as a
group (seven persons).............                    --                 11,895,449         49.31%

----------
*    Represents less than 1% of the shares of Common Stock outstanding.

(1) Beneficial ownership of Common Stock has been determined for this purpose in accordance with Rule 13d-3 under the Exchange Act, under which a person is deemed to be the beneficial owner of securities if such person has or shares voting power or investment power with respect to such securities, has the right to acquire beneficial ownership within 60 days, or acquires such securities with the purpose or effect of changing or influencing the control of ENGlobal.

                                       22

(2) Alliance 2000, Ltd. ("Alliance") is a Texas limited partnership for which Mr. Coskey is a general partner. Of these shares, 2,600,000 are held subject to an Option Pool Agreement pursuant to which options have been granted to certain employees of ENGlobal and its subsidiaries, and 200,000 are subject to the Equus Call Agreement, pursuant to which Equus has the right to acquire the shares under certain circumstances.
(3) In accordance with Rule 13d-3(d)(1)(i)(A), includes 1,688,888 shares of Common Stock held by a family limited partnership, options held by Mr. Burrow to acquire 14,042 shares of Common Stock at $0.96 per share, and options to acquire 40,000 shares of Common Stock at $2.05 per share. Does not include options to acquire 60,000 shares of Common Stock at $2.05 per share none of which are exercisable within 60 days. Also does not include options to acquire 300,000 shares of Common Stock at exercise prices ranging from $0.75 to $1.25 per share which become vested and are exercisable only under certain conditions set forth in the Option Pool Agreement between the Company and Alliance.
(4) In accordance with Rule 13d-3(d)(1)(i)(A), includes 9,500,000 shares of Common Stock held in the name of Alliance, for which Mr. Coskey is a general partner. Also includes 100 shares of Common Stock owned by Mr. Coskey purchased on June 16, 1998, at the time ENGlobal became listed with the American Stock Exchange ("AMEX"); and 30,000 shares of Common Stock held in the name of Mr. Coskey for his children. Mr. Coskey has a pecuniary interest in the shares beneficially owned by Alliance and has shared voting power and investment power over such shares and, thus, may be deemed to beneficially own such shares.
(5) In accordance with Rule 13d-3(d)(1)(i)(A), includes options held by Mr. Gent to acquire 30,000 shares of Common Stock at $1.25 per share, options to acquire 8,746 shares of Common Stock at $1.00 per share, options to acquire 20,000 shares of Common Stock at $1.87 per share, and options to acquire 20,000 shares of Common Stock at $2.32 per share. Does not include options to acquire 20,000 shares of Common Stock at $1.81 per share, or options to acquire 1,254 shares of Common Stock at $1.00 per share, none of which are exercisable within 60 days.
(6) In accordance with Rule 13d-3(d)(1)(i)(A), includes options held by Mr. Hale to acquire 20,000 shares of Common Stock at $1.87 per share and options to acquire 20,000 shares of Common Stock at $2.32 per share. Does not include options to acquire 20,000 shares of Common Stock at $1.81 per share, none of which are exercisable within 60 days.
(7) In accordance with Rule 13d-3(d)(1)(i)(A), includes options held by Mr. Roussel to acquire 20,000 shares of Common Stock at $1.87 per share and options to acquire 20,000 shares of Common Stock at $2.32 per share. Does not include options to acquire 20,000 shares of Common Stock at $1.81 per share, none of which are exercisable within 60 days.
(8) In accordance with Rule 13d-3(d)(1)(i)(A), includes 202,646 shares of Common Stock held by Mr. Raiford. Also includes options held by Mr. Raiford to acquire 14,458 shares of Common Stock at $0.96 per share, options to acquire 61,235 shares of Common Stock at $4.26 per share, and options to acquire 144,334 shares of Common Stock at $6.24 per share. Does not include options to acquire 16,039 shares of Common Stock at $6.24 per share, none of which are exercisable within 60 days. Does not include options to acquire 420,000 shares of Common Stock at exercise prices ranging from $0.75 to $1.25 per share, which become vested and are exercisable only upon certain conditions related to the Option Pool Agreement between the Company and Alliance.
(9) In accordance with Rule 13d-3(d)(1)(i)(A), includes 5,000 shares of Common Stock held in trust for the benefit of Mr. Patton. Also includes options held by Mr. Patton to acquire 20,000 shares of Common Stock at $1.25 per share and options to acquire 16, 000 shares of Common Stock at $2.05 per share. Does not include options to acquire 24,000 shares of Common Stock at $2.05 per share, none of which are exercisable within 60 days. Also does not include 200,000 shares of Common Stock at exercise prices ranging from $0.75 to $1.25 per share, which become vested and are exercisable only upon certain conditions related to the Option Pool Agreement between the Company and Alliance.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under U.S. securities laws, directors, executive officers and persons holding more than 10% of Common Stock must report their initial ownership of Common Stock and any changes in that ownership to the SEC. The SEC has designated specific due dates for such reports and ENGlobal must identify in this Proxy Statement those persons who did not file such reports when due.

     Based solely upon a review of Forms 3 and 4 and any amendments furnished to ENGlobal during our fiscal year ended December 31, 2004, and Forms 5 and any amendments furnished to ENGlobal with respect to the same fiscal year, we believe that our directors, officers, and greater than 10% beneficial owners complied with all applicable Section 16 filing requirements, except that Messrs. Gent, Roussel and Hale made one late filing on Form 4 covering the grant of stock options to them on June 17, 2004.

                             STOCK PERFORMANCE GRAPH
                 Comparison of Five Year Cumulative Total Return

     The following line graph compares the total returns (assuming reinvestment of dividends) of our Common Stock, the AMEX US Index and the S&P 600 SmallCap Index for the five-year period ended December 31, 2004. This comparison assumes the investment of $100 on December 31, 1998 and the reinvestment of all dividends.

                                [GRAPHIC OMITTED]


                           1999      2000     2001      2002      2003     2004
                           ----      ----     ----      ----      ----     ----
       ENGLOBAL           100.00    57.14     82.29    136.00    225.14   354.29
S&P 600 SMALL CAP INDEX   100.00   111.02    117.39     99.41    136.72   166.24
     AMEX US INDEX        100.00    92.76     86.34     70.57     95.52   110.38


                       PRINCIPAL AUDITOR FEES AND SERVICES

     The Audit Committee has appointed Hein & Associates, LLP as ENGlobal's independent auditors for the fiscal year ending December 31, 2005. Representatives of Hein & Associates are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     The following table shows the fees paid or accrued by ENGlobal for the audit and other services provided by Hein & Associates for fiscal 2004 and 2003.

                                           2004       2003
                                         --------   --------

                   Audit Fees            $125,432   $114,500
                   Audit-Related Fees        --         --
                   Tax Fees                65,487     61,023
                   All Other Fees          20,803      9,384
                                         --------   --------
                                 Total   $211,722   $184,907
                                         ========   ========

     As defined by the SEC, (i) "audit fees" are fees for professional services rendered by the company's principal accountant for the audit of the company's annual financial statements and review of financial statements included in the company's Form 10-Q, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) "audit-related fees" are fees for assurance and related services by the company's principal accountant that are reasonably related to the performance of the audit or review of the company's financial statements and are not reported under "audit fees;" (iii) "tax fees" are fees for professional services rendered by the company's principal accountant for tax compliance, tax advice, and tax planning; and (iv) "all other fees" are fees for products and services provided by the company's principal accountant, other than the services reported under "audit fees," "audit-related fees," and "tax fees."

     Under applicable SEC rules, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditors in order to ensure that they do not impair the auditors' independence from ENGlobal. The SEC's rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the Audit Committee's responsibility for administration of the engagement of the independent auditors.

     Consistent with the SEC's rules, the Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent auditors to ENGlobal or any of its subsidiaries, except that the Audit Committee Chairman can approve up to $25,000 in any year. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee and if it does, the decisions of that member must be presented to the full Audit Committee at its next scheduled meeting.

                                  PROPOSAL TWO:
               APPROVAL TO AMEND THE COMPANY'S 1998 INCENTIVE PLAN

Background

     On March 24, 2005, the Board of Directors approved, subject to stockholder approval, an amendment to the Company's 1998 Incentive Plan (the "Plan") to increase the number of shares reserved for issuance under the Plan from 2,200,000 to 2,650,000 in order to enhance the ability of ENGlobal to compensate its Non-employee Directors and to attract employees of outstanding ability.

     1,200,000 shares were reserved for issuance under the Plan as originally approved by the stockholders of the Company on June 8, 1998. Our stockholders have previously authorized amendments to the Plan to increase the number of shares reserved for issuance thereunder from 1,200,000 to 1,400,000 and from 1,400,000 to 2,200,000 in December 2001 and June 2003, respectively. As of December 31, 2004, 1,577,184 shares of common stock have been purchased or options with respect thereto have been granted under the Plan, leaving 308,999 available to issue. Options to purchase an additional 150,000 shares will be issued on June 16, 2005 as recompense to our independent directors for service on the Company's Board of Directors for the 2005-2006 term. As a result, unless the amount reserved for issuance under the Plan is increased, the Plan will soon run out of options to use as incentive to attract, motivate, and retain employees and directors who are critical to the success of the Company.

     Therefore, the Company is asking you to approve an increase in the number of shares reserved for issuance under the Plan from 2,200,000 to 2,650,000 in order to allow the future issuance of options to its directors and current and potential employees. The Company believes stock option awards encourage achievement of superior results by providing participants with an opportunity to acquire a proprietary interest in ENGlobal and additional incentive to work for its continued success. Except for the increase in shares reserved for issuance, approval of the proposed amendment will not result in any other change to the terms of the Plan.

Recommendation of the Board

     The board recommends that stockholders vote FOR the approval of the amendment to the Company's 1998 Incentive Plan to increase the number of shares reserved for issuance thereunder from 2,200,000 to 2,650,000.

Summary of the 1998 Incentive Plan

     The following is a brief summary of the material features of the Plan. As discussed above, except for the increase in shares reserved for issuance, approval of the proposed amendment will not result in any other change to the terms of the Plan.

Shares Subject to the Plan
--------------------------

     The Company is authorized to issue a total of 2,200,000 shares of Common Stock under the Plan. If the proposed amendment is adopted by our stockholders, the number of shares authorized for issuance under the Plan will be increased to 2,650,000. As of December 31, 2004, options to purchase 1,577,184 shares had been issued and remained outstanding under the Plan.

Administration of the Plan
--------------------------

     The Board of Directors has delegated Plan administration to the Compensation Committee. The Compensation Committee selects persons to whom awards may be granted and the type of award to be granted and determines, as applicable, the number of shares to be subject to each award, the exercise price and terms of vesting. In making such determination, the Compensation Committee takes into account the grantee's present and potential contributions to the success of ENGlobal and other relevant factors.

Eligibility and Limitations
---------------------------

     The Plan provides that awards may be granted to employees, consultants and directors of ENGlobal and its majority-owned subsidiaries. The Plan provides for the grant of incentive stock options, non-statutory stock options, stock appreciation rights and restricted stock. To the extent that the aggregate fair market value of the shares with respect to which options designated as incentive stock options are exercisable for the first time by any optionee during any calendar year exceeds $100,000, such options will be reclassified as non-statutory stock options in accordance with the Code. The Plan is not a qualified deferred compensation plan under Section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Exercise Price of Options
-------------------------

     All incentive stock options granted under the Plan are at an exercise price at least equal to the fair market value of the shares of Common Stock on the date of grant. With respect to any participant who owns stock representing more than 10% of the voting rights of ENGlobal's outstanding capital stock, the exercise price of any incentive stock option granted under the Incentive Plan is at least equal to 110% of the fair market value of the shares of Common Stock subject to such option on the date of grant.

Term and Vesting of Options
---------------------------

     Options granted under the Plan vest pursuant to terms determined by the Compensation Committee. The terms of all incentive stock options and non-statutory stock options granted under the Plan may not exceed 10 years. However, the terms of all incentive stock options granted to an optionee who, at the time of grant, owns stock representing more than 10% of the voting rights of ENGlobal's outstanding capital stock, may not exceed five years.

Restricted Stock
----------------

     Restricted Common Stock may be granted to employees pursuant to terms determined by the Compensation Committee. Restricted Common Stock may not be transferred until the restrictions are removed or have expired. Conditions to the removal of restrictions may include, but are not required to be limited to, continuing employment or service to ENGlobal or achievement of certain performance objectives. The Company has never awarded grants of restricted Common Stock under the Plan.

Stock Appreciation Rights
-------------------------

     Stock appreciation rights may be granted to employees, either independent of, or in connection with options. Stock appreciation rights are exercisable in the manner, and pursuant to terms, determined by the Compensation Committee. Terms to be determined by the Compensation Committee include the number of shares to which the stock appreciation right applies, the vesting schedule for the exercise of such right and the expiration date of the right. Upon exercise of a stock appreciation right, the holder shall receive payment in cash, stock or a combination of both at the discretion of the Compensation Committee in an amount equal to the product of (1) the fair market value of a share of ENGlobal Common Stock as of the date of exercise, minus the fair market value of a share of ENGlobal Common Stock as of the date the stock appreciation right was granted, multiplied by (2) the number of shares as to which the stock appreciation right is being exercised. The exercise of stock appreciation rights granted in connection with options requires the holder to surrender the related options (or any portion thereof, to the extent unexercised). No stock appreciation right granted under the Plan is transferable by the employee other than by will or the laws of descent and distribution and each stock appreciation right is exercisable during the lifetime of the employee only by such employee. The Company has never awarded stock appreciation rights under the Plan.

Certain Corporate Transactions
------------------------------

     In the event of certain changes in ENGlobal's capitalization, including a stock split or stock dividend, which results in a greater or lesser number of shares of outstanding Common Stock, appropriate adjustment would be made in the number of shares available under the Plan, the exercise price of outstanding options, and the number of shares subject to options, outstanding shares of restricted Common Stock and stock appreciation rights.

     Award agreements may, as determined by the Compensation Committee, provide that, in the event of a change in control of ENGlobal, the following will occur: the holder of a stock option will be granted a corresponding stock appreciation right; all outstanding stock appreciation rights and stock options will become immediately and fully vested and exercisable in full; and the restriction period on any restricted Common Stock will be accelerated and the restrictions will expire. In general, a change in control of ENGlobal occurs in any of five situations:

     1. a person (other than (a) ENGlobal, (b) certain named affiliates or affiliated companies or benefit plans, or (c) a company, a majority of which is owned directly or indirectly by the stockholders of ENGlobal) becomes the beneficial owner of 50% or more of the voting power of ENGlobal's outstanding voting securities;
     2. a majority of the Board of Directors is not comprised of the members of the Board of Directors at the effective date of the Incentive Plan and persons whose elections as directors were approved by those original directors or their approved successors;
     3. a person described in clause (1) above announces a tender offer for 50% or more of ENGlobal's outstanding voting securities and the Board of Directors approves or does not oppose the tender offer;
     4. ENGlobal merges or consolidates with another corporation or partnership, or ENGlobal's stockholders approve such a merger or consolidation, other than mergers or consolidations in which ENGlobal's voting securities are converted into securities having the majority of voting power in the surviving company; or
     5. ENGlobal liquidates or sells all or substantially all of its assets, or ENGlobal's stockholders approve such a liquidation or sale, except sales to corporations having substantially the same ownership as ENGlobal.

     If a restructuring of ENGlobal occurs that does not constitute a change in control of ENGlobal, the Compensation Committee may, but need not, cause ENGlobal to take anyone or more of the following actions: (1) accelerate in whole or in part the time of vesting and exercisability of any outstanding stock options and stock appreciation rights to permit those stock options and stock appreciation rights to be exercisable before, upon, or after the completion of the restructure; (2) grant each of the restrictions on any restricted Common Stock; (3) if the restructuring involves a transaction in which ENGlobal is not the surviving entity, cause the surviving entity to assume in whole or in part anyone or more of the outstanding incentive awards upon such terms and provisions as the board of directors or its designated committee deems desirable; or (4) redeem in whole or in part anyone or more of the outstanding incentive awards, whether or not then exercisable, in consideration of a cash payment as adjusted for withholding obligations. A restructuring generally is any merger of ENGlobal or the direct or indirect transfer of all or substantially all of ENGlobal's assets in one transaction or a series of transactions.

Certain Federal Income Tax Consequences of the Plan

     The following is a brief summary of certain tax consequences relating to the Plan. This summary does not intend to describe all of the tax considerations that may be relevant to the options that may be issued under the Plan and does not describe any tax consequences arising under the laws of any state, locality or taxing jurisdiction other than the United States.

     Incentive Stock Options.

     No taxable income is realized by a participant and no tax deduction is available to the Company upon either the grant or exercise of an incentive stock option. If a participant holds the shares acquired upon the exercise of an incentive stock option for more than one year after the issuance of the shares and more than two years after the date of the grant of the incentive stock option (the "ISO Holding Period"), the difference between the exercise price and the amount realized upon the sale of the shares will be treated as a long-term capital gain or loss and no deduction will be available to the Company. If the shares are transferred before the expiration of the ISO Holding Period, the participant will realize ordinary income and the Company will be entitled to a deduction on the portion of the gain, if any, equal to the difference between the incentive stock option exercise price and the fair market value of the shares on the date of exercise or, if less, the difference between the amount realized on the disposition and the adjusted basis of the stock; provided, however, that the deduction will not be allowed if such amount exceeds an applicable deduction limitation and does not satisfy an exception to such deduction limitation. Any further gain or loss from an arm's-length sale or exchange will be taxable as a long-term or short-term capital gain or loss, depending upon the holding period before disposition. Certain special rules apply if an incentive stock option is exercised by tendering stock.

     The difference between the incentive stock option exercise price and the fair market value, at the time of exercise, of the Common Stock acquired upon the exercise of an incentive stock option may give rise to alternative minimum taxable income subject to an alternative minimum tax. Special rules also may apply in certain cases where there are subsequent sales of shares in disqualifying dispositions and to determine the basis of the stock for purposes of computing alternative minimum taxable income on subsequent sale of the shares.

     Non-Qualified Stock Options.

     No taxable income generally is realized by the participant upon the grant of a non-qualified stock option, and no deduction generally is then available to the Company. Upon exercise of a non-qualified stock option, the excess of the fair market value of the shares on the date of exercise over the exercise price will be taxable to the participant as ordinary income. Such amount will also be deductible by the Company unless such amount exceeds an applicable deduction limitation and does not satisfy an exception to such deduction limitation. The tax basis of shares acquired by the participant will be the fair market value on the date of exercise. When a participant disposes of shares acquired upon exercise of a non-qualified stock option, any amount realized in excess of the fair market value of the shares on the date of exercise generally will be treated as a capital gain and will be long-term or short-term, depending on the holding period of the shares. The holding period commences upon exercise of the non-qualified stock option. If the amount received is less than such fair market value, the loss will be treated as a long-term or short-term capital loss, depending on the holding period of the shares. The exercise of a non-qualified stock option will not trigger the alternative minimum tax consequences applicable to incentive stock options.

     Stock Appreciation Rights.

     No taxable income will be realized by a participant upon the grant of a stock appreciation right and no deduction will be available to the Company. Upon the exercise of the stock appreciation right, the participant will realize taxable income equal to the cash or the fair market value (on the date of exercise) of the shares, or both, received, and the Company will be entitled to a deduction unless such amount exceeds an applicable deduction limitation and does not satisfy an exception to the deduction limitation. The tax basis in any shares received will be the fair market value on the date of exercise and, if shares received are held for more than one year, the participant will realize long-term capital gain or loss upon disposition.

     Restricted Stock.

     Unless a participant otherwise elects to be taxed upon receipt of shares of restricted stock under the Plan, the participant must include in his or her taxable income the difference between the fair market value of the shares and the amount paid, if any, for the shares, as of the first date the participant's interest in the shares is no longer subject to a substantial risk of forfeiture or such shares become transferable. A participant's rights in restricted stock awarded under the Plan are subject to a substantial risk of forfeiture if the rights to full enjoyment of the shares are conditioned, directly or indirectly, upon the future performance of substantial services by the participant. Where shares of restricted stock received under the Plan are subject to a substantial risk of forfeiture, the participant can elect to report the difference between the fair market value of the shares on the date of receipt and the amount paid, if any, for the stock as ordinary income in the year of receipt. To be effective, the election must be filed with the Internal Revenue Service (the "IRS") within 30 days after the date the shares are transferred to the participant. The Company is entitled to a Federal income tax deduction equal in amount to the amount includable as compensation in the gross income of the participant, unless such amount exceeds an applicable deduction limitation and does not satisfy an exception to such deduction limitation. The amount of taxable gain arising from a participant's sale of shares of restricted stock acquired pursuant to the Plan is equal to the excess of the amount realized on such sale over the sum of the amount paid, if any, for the stock and the compensation element included by the participant in taxable income. For stock held more than one year, the participant will realize long-term capital gain or loss upon disposition.

     Nonqualified Deferred Compensation.

     The American Jobs Creation Act of 2004 added Section 409A of the Tax Code, generally effective January 1, 2005. The IRS has so far issued only limited guidance on its interpretation of this new law. Section 409A applies to certain nonqualified deferred compensation plans which includes many arrangements that defer compensation to a succeeding year. It prescribes strict rules for the timing of payments under these deferred compensation arrangements. There are significant detriments placed on the individual employee, including the acceleration of the employee's recognition of income and an additional 20% tax, if the deferred compensation arrangement does not meet the requirements of
Section 409A, or, if the employee fails to comply with strict rules under
Section 409A regarding elections to defer income under the arrangement. However,
Section 409A does not affect the company's ability to deduct deferred compensation and does not impose any new taxes on the Company. Section 409A does impose additional income tax withholding requirements on the Company.

     Section 409A does not apply to incentive stock options, non-qualified stock options (that are not discounted) and restricted stock (provided there is no deferral of income beyond the vesting date and the vesting dates may not occur earlier than as described under Section 409A). Section 409A also does not cover stock appreciation rights if the stock appreciation rights are issued by a public company on its traded stock, the exercise price is never less than the fair market value of the underlying stock on the date of grant, the rights are settled in such stock and no features defer the recognition of income beyond the exercise date.

     Pending further IRS and other administrative and judicial guidance, the full impact and requirements of Section 409A remain unclear. Nevertheless, the preliminary guidance issued by the IRS indicates that awards under the Plan (except incentive stock option awards) could be subject to Section 409A. However, it is the intention of the Company that no awards under the Plan be subject to Section 409A unless the Company specifically determines otherwise. The Company intends to further review the Plan and awards under the Plan and may adopt such additional amendments as it determines appropriate in light of the current and any additional guidance under Section 409A.

     Changes in Control.

     If an award under the Plan is accelerated as a result of a change of control, all or a portion of the value of the award at that time may be a parachute payment under Section 280G of the Tax Code. Section 280G applies to "parachute payments" which generally means payments in the nature of compensation made upon a change of control the present value of which equal or exceed three times the recipient's average compensation for the five preceding tax years. If applicable, the Company will not be permitted to claim a deduction, and the recipient will be subject to a 20% excise tax under Section 4999, with respect to the "excess parachute payment" amount. The "excess parachute payment" amount generally is the portion of a parachute payment that exceeds such recipient's average compensation for the preceding five years. The excess parachute payment amount is reduced by the portion of the payment that is shown to be reasonable compensation rendered either before or after the change of control. Section 280G generally applies only to employees or other individuals who perform services for the Company, if within the twelve month period preceding the change of control, the recipient was an officer of the Company, a shareholder owning more than 1% of the stock of the Company or a member of a group consisting of the lesser of the highest paid 1% of the employees of the company or the highest paid 250 employees of the Company.

Benefits to be Received by Directors and Executive Officers
-----------------------------------------------------------

     It is not possible to determine the aggregate number of options to purchase shares of our common stock that will be awarded under the Plan to any particular individuals in the future. During the 2004 fiscal year, options to purchase 140,000 shares in the aggregate were issued to our executive officers, and options to acquire 60,000 shares in the aggregate were issued to our Non-employee Directors. Beginning in June 2005, Non-employee Directors will each receive annually options to purchase 50,000 shares for their Board service.


                                  OTHER MATTERS

     To the best of the knowledge, information and belief of the directors, there are no other matters which are to be acted upon at the Annual Meeting. If such matters arise, the form of proxy provides that discretionary authority is conferred on the designated persons in the enclosed form of proxy to vote with respect to such matters.

     The Company has received no notice of any other items submitted for consideration at the meeting and except for reports of operations and activities by management, which are for informational purposes only and require no action of approval or disapproval, and consideration of the minutes of the preceding annual meeting for approval, which may involve technical corrections to the text where actions taken were incorrectly recorded, but which require no action of approval or disapproval of the subject matter, management neither knows of nor contemplates any other business that will be presented for action by the stockholders at the meeting. If any further business is properly presented at the meeting, the persons named as proxies will act in their discretion on behalf of the stockholders they represent.

                         STOCKHOLDER PROPOSALS FOR 2006

     The 2006 annual meeting of stockholders is expected to be held in June 2006. The Company must receive by January 2, 2006 any stockholder proposal intended to be presented at the next annual meeting of stockholders for inclusion in the Company's proxy materials. Proposals must comply with the proxy rules relating to stockholder proposals, including Rule 14a-8 under the Securities Exchange Act of 1934, in order to be included in our proxy materials. Proposals should be delivered to ENGlobal Corporation, 600 Century Plaza Drive, Suite 140, Houston, Texas 77073-6033, Attention: Corporate Secretary, prior to the specified deadline.

     SEC rules and regulations provide that if the date of the Company's 2006 Annual Meeting is advanced or delayed more than 30 days from the date of the 2005 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2006 Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the 2006 Annual Meeting. The Company will disclose that change in the earliest possible Quarterly Report on Form 10-Q, upon determination by the Company that the date of the 2006 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2005 Annual Meeting.


                             ADDITIONAL INFORMATION

     A copy of the Company's 2004 Annual Report is being mailed with this Proxy Statement to each stockholder of record. Stockholders not receiving a copy of the Annual Report may obtain one without charge. The Company's Annual Report on Form 10-K is also accessible through the Company's website at www.englobal.com. Requests and inquiries should be addressed to: Investor Relations, 600 Century Plaza Drive, Suite 140, Houston, Texas 77073-6033, (281) 821-3200.


                       APPROVAL OF THE BOARD OF DIRECTORS

     The contents of this Proxy Statement have been approved by the Board of Directors, and the Board of Directors has authorized the mailing of this Proxy Statement to the stockholders of the Company.

                                            By Order of the Board of Directors,

                                            /s/ Natalie S. Hairston

                                            Natalie S. Hairston
                                            Chief Governance Officer and
                                            Corporate Secretary

Houston, Texas
April 29, 2005

                                                                      Appendix A
                                                                      ----------
                     AMENDMENT TO THE ENGLOBAL CORPORATION
                               1998 INCENTIVE PLAN


     ENGlobal Corporation, a Nevada corporation (the "Company"), having reserved the right under Section 11 of the ENGlobal Corporation 1998 Incentive Plan (the "Plan"), to amend the Plan, does hereby amend Section 2 of the Plan, effective as of June 16, 2005, to read in its entirety as follows:

SECTION 2. SHARES OF STOCK SUBJECT TO THE PLAN

     2.1 Maximum Number of Shares. Subject to the provisions of Section 2.2 and
Section 9, the aggregate number of shares of Stock that may be issued or transferred pursuant to Awards under the Plan shall be 2,650,000.

     2.2 Limitation of Shares. For purposes of the limitations specified in
Section 2.1, the following principles shall apply:

          (a) the following shall count against and decrease the number of shares of Stock that may be issued for purposes of Section 2.1: (i) shares of Stock subject to outstanding Options, outstanding shares of Restricted Stock, and shares subject to outstanding Stock Appreciation Rights granted independent of Options (based on a good faith estimate by the Corporation or the Committee of the maximum number of shares for which the Stock Appreciation Right may be settled (assuming payment in full in shares of Stock)), and (ii) in the case of Options granted in tandem with Stock Appreciation Rights, the greater of the number of shares of Stock that would be counted if one or the other alone was outstanding (determined as described in clause (i) above);

          (b) the following shall be added back to the number of shares of Stock that may be issued for purposes of Section 2. 1: (i) shares of Stock with respect to which Options, Stock Appreciation Rights granted independent of Options, or Restricted Stock Awards expire, are cancelled, or otherwise terminate without being exercised, converted, or vested, as applicable, and
     (ii) in the case of Options granted in tandem with Stock Appreciation Rights, shares of Stock as to which an Option has been surrendered in connection with the exercise of a related ("tandem") Stock Appreciation Right, to .the, extent the number surrendered exceeds the number issued upon exercise of the Stock Appreciation Right; provided that, in any case, the holder of such Awards did not receive any dividends or other benefits of ownership with respect to the underlying shares being added back, other than voting rights and the accumulation (but not payment) of dividends of Stock;

          (c) shares of Stock subject to Stock Appreciation Rights granted independent of Options (calculated as provided in clause (a) above) that are exercised and paid in cash shall be added back to the number of shares of Stock that may be issued for purposes of Section 2. 1, provided that the Holder of such Stock Appreciation Right did not receive any dividends or other benefits of ownership, other than voting rights and the accumulation (but not payment) of dividends, of the shares of Stock subject to the Stock Appreciation Right;

          (d) shares of Stock that are transferred by a Holder of an Award (or withheld by the Corporation) as full or partial payment to the Corporation of the purchase price of shares of Stock subject to an Option or the Corporation's or any Subsidiary's tax withholding obligations shall not be added back to the number of shares of Stock that may be issued for purposes of Section 2.1 and shall not again be subject to Awards; and

          (e) if the number of shares of Stock counted against the number of shares that may be issued for purposes of Section 2.1 is based upon an estimate made by the Corporation or the Committee as provided in clause (a) above and the actual number of shares of Stock issued pursuant to the applicable Award is greater or less than the estimated number, then, upon such issuance, the number of shares of Stock that may be issued pursuant to
     Section 2. 1 shall be further reduced by the excess issuance or increased by the shortfall, as applicable.

Notwithstanding the provisions of this Section 2.2, no Stock shall be treated as issuable under the Plan to Eligible Individuals subject to Section 16 of the Exchange Act if otherwise prohibited from issuance under Rule 16b-3.

     2.3 Description of Shares. The shares to be delivered under the Plan shall be made available from (a) authorized but unissued shares of Stock, (b) Stock held in the treasury of the Corporation, or (c) previously issued shares of Stock reacquired by the Corporation, including shares purchased on the open market, in each situation as the Board of Directors or the Committee may determine from time to time at its sole option.

     2.4 Registration and Listing of Shares. From time to time, the Board of Directors and appropriate officers of the Corporation shall and are authorized to take whatever actions are necessary to file required documents with governmental authorities, stock exchanges, and other appropriate Persons to make shares of Stock available for issuance pursuant to the exercise of Awards.


     The Company also does hereby append Section 13 to the Plan, effective as of June 16, 2005, to read in its entirety as follows:

     "13. Effectiveness. The Plan was approved by stockholders on June 8, 1998, and subsequently amended by stockholders effective December 20, 2001, an amendment effective June 6, 2002, amended by stockholders effective June 5, 2003, and amended by stockholders effective June 16, 2005."

IN WITNESS WHEREOF, this Amendment has been executed effective as of June 16, 2005.


                                               ENGLOBAL CORPORATION

                                               /s/ William A. Coskey, P.E.

                                               William A. Coskey, P.E.
                                               President


ENGlobal Corporation

600 CENTURY PLAZA DRIVE
SUITE 140
HOUSTON, TX 77073
                              VOTE BY INTERNET - www.proxyvote.com
                              Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

                              ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER
                              COMMUNICATIONS
                              If you would like to reduce the costs incurred by ENGlobal Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

                              VOTE BY PHONE - 1-800-690-6903
                              Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern
                              Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

                              VOTE BY MAIL
                              Mark, sign and date your proxy card and return it in the postagepaid envelope we have provided or return it to ENGlobal Corporation, c/o ADP, 51
                              Mercedes Way, Edgewood, NY 11717.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:      ENGBL1     KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------------------------------------
                                                                           DETACH AND RETURN THIS PORTION ONLY
--------------------------------------------------------------------------------------------------------------

1.   Election of directors.

          a.   Michael L. Burrow         For     Withhold    For All     To withhold authority to vote for any
          b.   William A. Coskey         All     All         Except      individual nominee(s), mark "FOR ALL
          c.   David W. Gent                                             EXCEPT" and write the nominee's letter
          d.   Randall B. Hale           [ ]     [ ]         [ ]         on the line below.
          e.   David C. Roussel                                          ______________________________________


                                                                                      For    Against    Abstain

2.   Approval to amend the ENGlobal Corporation 1998 Incentive Plan.                  [ ]      [ ]        [ ]

Please sign exactly as name appears hereon and date. If the shares are jointly held, each holder should sign. When signing as an attorney, executor, administrator, trustee, or as an officer signing for a corporation, please give full title under signature.

                                                              Yes     No

Please indicate if you plan to attend this meeting            [ ]     [ ]

HOUSEHOLDING ELECTION - Please indicate if you
consent to receive certain future investor
communications in a single package per household              [ ]     [ ]


_________________________________________             ________________________________
Signature [PLEASE SIGN WITHIN BOX]   Date             Signature (Joint Owners)    Date

--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                   PROXY CARD

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

                       FOR ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby appoints Michael L. Burrow and William A. Coskey, either of them, jointly and severally, with power of substitution, to represent and to vote as designated all shares of Common Stock which the undersigned would be entitled to vote at the Annual Meeting of Stockholders of ENGlobal Corporation, to be held June 16, 2005 at The Greenspoint Club, 16925 Northchase Drive, 5th Floor, Houston, Texas 77060, at 10:00 a.m., Central Daylight Time, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES TO ENGLOBAL'S BOARD OF DIRECTORS AND FOR THE APPROVAL TO AMEND THE COMPANY'S 1998 INCENTIVE PLAN.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement.

(PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE)

--------------------------------------------------------------------------------